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                                   Exhibit 3

                        Consent of Independent Auditors



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                        CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the filing by Officeland Inc. with the U.S. Securities and Exchange Commission of our Independent Auditor's Report dated October 27, 1998 and the accompanying financial statements for the years ending 1997, 1996 and 1995.


                                               /s/ MANNING SILVERMAN & COMPANY


Lincolnshire, Illinois
January 27, 1999